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                                                                   Exhibit 10.16

                             SECRETARY'S CERTIFICATE


        The undersigned, Sheridan Westgarde, Secretary of Aquatic Cellulose International Corp., a Nevada corporation (the "Company"), in connection with the authorization and issuance of Convertible Debentures in the aggregate principal amount of Two Hundred Fifty Thousand Dollars ($250,000) and Warrants to purchase an aggregate of 250,000 shares of the Company's Common Stock, in accordance with the Securities Purchase Agreement dated August 6, 2004, by and among the Company and each of the purchasers set forth on the signature pages thereto (the "Private Placement"), hereby certifies that:

        1.      He is the duly appointed Secretary of the Company.

        2. Attached as EXHIBIT A hereto is a true and complete copy of the Articles of Incorporation of the Company, as amended through the date hereof; no action has been taken by the Company in contemplation of any amendment of said Articles of Incorporation or any liquidation, dissolution, merger or consolidation of the Company.

        3. Attached as EXHIBIT B hereto is a true and complete copy of the Bylaws of the Company, as amended through the date hereof.

        4. Attached as EXHIBIT C hereto is a true and complete copy of the resolutions duly adopted by the Board of Directors of the Company by unanimous written consent on July 23, 2004; such resolutions remain in full force and effect and have not been rescinded, modified or supplemented and no other corporate resolutions have been adopted by the Company in connection with the Private Placement.

        IN WITNESS WHEREOF, the undersigned has executed this Secretary's Certificate as of the 6th day of August, 2004.



                                                       /s/ Sheridan Westgarde
                                                       -------------------------
                                                       Sheridan Westgarde
                                                       Secretary


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                              OFFICER'S CERTIFICATE


        The undersigned, Sheridan B. Westgarde, President and Chief Executive Officer of Aquatic Cellulose International Corp., a Nevada corporation (the "Company"), in connection with the authorization and issuance of Convertible Debentures in the aggregate principal amount of Two Hundred Fifty Thousand Dollars ($250,000) and Warrants to purchase an aggregate of 250,000 shares of the Company's Common Stock, in accordance with the Securities Purchase Agreement dated August 6, 2004 by and among the Company and each of the purchasers set forth on the signature pages thereto (the "Purchase Agreement"), hereby certifies that:

        1. He is the duly appointed President and Chief Executive Officer of the Company.

        2.      The representations and warranties made by the Company in
Section 3 of the Purchase Agreement are true and correct in all material respects as of the date of this Officer's Certificate. The capitalization of the Company described in Section 3(c) of the Purchase Agreement has not changed as of the date hereof.

        3. As of the date hereof, the Company has satisfied and duly performed all of the conditions and obligations specified in Section 7 of the Purchase Agreement to be satisfied on or prior to the Closing Date (as defined in the Purchase Agreement) or such conditions and obligations have been waived.

        4. The Company has complied with or, if compliance prior to Closing (as defined in the Purchase Agreement) is not required, promptly following the Closing the Company will comply with, the filing requirements in respect of this transaction under (a) Regulation D under the Securities Act of 1933, as amended (the "1933 Act") (and applicable Blue Sky regulations) and (b) the Securities Exchange Act of 1934, as amended.

        5. There has been no adverse change in the business, affairs, prospects, operations, properties, assets or condition of the Company since May 31, 2003, the date of the Company's most recent audited financial statements delivered to the Buyers (as defined in the Purchase Agreement), other than matters which would not, individually or in the aggregate, have a Material Adverse Effect (as defined in the Purchase Agreement).

        6. The Company is qualified as a foreign corporation in all jurisdictions in which the Company owns or leases properties, or conducts any business except where failure of the Company to be so qualified would not have a Material Adverse Effect (as defined in the Purchase Agreement).

        IN WITNESS WHEREOF, the undersigned has executed this Officer's Certificate as of the 6th day of August, 2004.



                                                       /s/ Sheridan Westgarde
                                                       -------------------------
                                                       Sheridan Westgarde
                                                       Secretary